UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2012

Illumina, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, California		92122
(Address of principal executive offices)		(Zip Code)

(858) 202-4500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 18, 2012, Illumina, Inc. issued a press release announcing that, based on the preliminary vote count at the Company’s 2012 Annual Meeting of Stockholders, stockholders voted to re-elect all of the Company’s director nominees and have rejected all of the proposals made by CKH Acquisition Corporation, a wholly owned subsidiary of Roche Holding Ltd. Also on April 18, 2012, the Company distributed a communication to its employees via e-mail. The full text of the Company’s press release and the employee e-mail communication are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release dated April 18, 2012 announcing preliminary voting results at Illumina, Inc.’s 2012 Annual Meeting of Stockholders.

99.2	E-mail to Employees of Illumina, Inc. sent on April 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.

By:	/s/ Christian G. Cabou
Name:	Christian G. Cabou
Title:	Senior Vice President & General Counsel

Date: April 18, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 18, 2012 announcing preliminary voting results at Illumina, Inc.’s 2012 Annual Meeting of Stockholders.

99.2	E-mail to Employees of Illumina, Inc. sent on April 18, 2012.